UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2017

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

COLORADO

(State or other jurisdiction of incorporation)

333-214643	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

555 NORTH EL CAMINO REAL #A418

SAN CLEMENTE, CA 92672

(Address of principal executive offices) (zip code)

(424) 239-6230
(Registrant’s telephone number, including area code)

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

1. The Company has begun using its trim to produce Rosin. The Company sent its initial batch to the lab for testing and expects full results this week but initial tests show 77% THC levels. Rosin is created from a mechanical process involving heat and pressure. Rosin is becoming popular due to the fact that it doesn’t use solvents or chemicals in the extraction process, it is just as potent as BHO or other concentrates and can be used in nearly textures or consistencies. The company is using a rosin press and the trim that is created from the company’s harvesting of its plants.

2. The Company is meeting this week with a new distribution company for Southern California that is headed up by the son of the founder of Pizza Hut.

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SIGNATURE

Sunset Island Group

Dated: September 25, 2017	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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